Exhibit 99.1
1 Michael Golden President, CEO December, 2010

2 Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's strategies, the demand for the Company's products and services, the opportunity for growth of the Company, anticipated sales and operating results, and the Company's financial goals. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

3 One Company: Two Strong Growth Platforms Leader in quality firearms Leader in perimeter security Growth and profitability Leader in safety, security and protection NASDAQ Global Select: SWHC

4 Strong Financial Performance Fiscal Year April 30 Revenues Second Quarter FY 2011 Financial Highlights: Total Quarterly Revenue $96.3 M Gross Profit Margin 29.4% Cash $43.6 M Expanded Credit Facility: $120 M

5 Diversifying Revenue Streams Prod Serv 0.72 0.28 Consumer Professional SWHC FY 2010 Prod Serv 0.7 0.3 Consumer Professional SWHC FY 2011(1) Prod Serv 0.84 0.16 Firearms Other Prod Serv 0.77 0.23 Firearms Other 72% 28% 70% 30% 84% 16% 80% 20% (1) First full year of USR consolidation

6 FY 2009 (A) Other 22 Revolver 90 Pistol 136 Long Gun 87 Robust Revenue Outlook Revenues ($M) Long Gun Pistol Revolver Other & Licensing USR: Perimeter Security $650M FY 2008 (A) Other 21 Revolver 82 Pistol 105 Long Gun 86 $335M $294M $406M

7 A Growing Profit Model As % of Sales SWHC FY 2010 Actual SWHC 3-5 Years Goal Net sales 100% 100% Gross margin 32.4% 33-34% Operating expenses 21.9% 19-20% Operating income 10.4% 13-15%

8 A Transformation - 2005-2010 From: A manufacturer of revolvers Revenues: $126M F I R E A R M S :

9 A Transformation - 2005-2010 To: A global leader in firearms Rapid Total Company Growth Healthy Balance Sheet $ Diversified Portfolio Handgun Market Leader #1 F I R E A R M S :

10 Key Success Factor: Innovative New Products F I R E A R M S : Product Consumer Law Enforcement Government / Military International Revolver u Market M&P Pistol M&P Tactical Rifle Thompson / Center Arms M&P4 - Tactical Rifle u u u 2006 2006 2006 2006 2006 2006 2006 2006 2007 - - - - 2009 2009 2009 BODYGUARD Revolvers & Pistols 2010 - - -

FIREARMS:

Growth Drivers



- Consumer:
  - Concealed Carry, Personal Protection
  - Hunting: Bolt Action Rifles, Youth Market
- Military:
  - RFI/RFP Activity
  - M9 Pistol Replacement
  - M4, M16 Tactical Rifle
- Law Enforcement:
  - Sidearm replacements, upgrades
- Federal Government:
  - Federal Agencies Can Now Purchase M&P40 On ATF Contract





11

12 Increased Addressable Market > Three Fold Addressable Market 1st Qtr 2nd Qtr East 0.17 0.83 2005 $0.6B S&W ~17% Handguns 1st Qtr 2nd Qtr East 0.13 0.87 2010 $2.4B S&W ~14% Handguns Plus entered long gun market of $1.1B Note: US excluding government F I R E A R M S :

13 The Brand = Security & Protection The Brand = Security & Protection

14 Security Platform: USR

15 Leader in quality firearms Leader in perimeter security Growth and profitability Leader in safety, security and protection NASDAQ Global Select: SWHC One Company: Two Strong Growth Platforms

16 USR Key Differentiators 1. Innovative products 2. World class clients 3. Innovative business model

17 1. I N N O V A T I V E P R O D U C T S USR: Diversified, Industry Leading Product Offering Full array of perimeter security products Canopies and Prefab Buildings GRAB(r) Barriers Parts & Accessories EMBTM ODDS & Electronic Monitoring

18 1. I N N O V A T I V E P R O D U C T S USR: Flagship Product GRAB(r) System: Unique Features Certified and field proven reduced risk vehicle barrier system Can be activated in under 1.5 seconds Cost effective: Able to span multiple traffic lanes Re-useable after impact Environmentally friendly: All electric operation Low cost of ownership Patent protected

19 2. CLIENTS USR: World Class Clients A client list that specifies USR as the preferred provider of perimeter security solutions

20 Cons 3. INNOVATIVE BUSINESS MODEL USR: Unique Industry Relationships Architectural / Engineering Firms Product Firms Construction Companies

21 USR Growth Drivers Expansion and adoption of federal perimeter security standards (CFATS) New products: K8, EMB Expansion into new domestic markets Airports, Nuclear, Transportation Safety, Utilities, Data Centers, Banking 4. International expansion Increasing demand for critical infrastructure protection at government, military and corporate facilities provides enormous opportunity Long Runway for Growth

22 USR - Solid Growth Profile Revenues Above revenues represent pro forma results on a full fiscal year basis.

23 Summary: USR A growing business in a sustained growth global market GRAB(r) system provides differentiation, barrier to entry New proprietary product pipeline World class clients Unique capabilities with in-house project engineering, manufacturing, project management, installation, and maintenance

24 Why Invest in Smith & Wesson Diversifying revenue sources: Consumer, Professional, International 26% Revenue CAGR (2005-2010) Innovative products providing entry to new markets Well positioned for large government contracts pistol and rifle opportunities expected Winning in facility perimeter security: a key platform for substantial growth July 2009 acquisition: USR is a growing company in non-consumer markets Growing in the $1.1B long gun market launching new products to expand our addressable market Multiple growth & earnings drivers next 3-5 years

25 NASDAQ Global Select: SWHC